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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 16, 2009

THE DIRECTV GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31945 (Commission File Number)	52-1106564 (IRS Employer Identification No.)
2230 East Imperial Highway El Segundo, California (Address of Principal Executive Offices)	90245 (Zip Code)

(310) 964-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On October 16, 2009, all of the parties to the action In re The DirecTV Group, Inc., Shareholder Litig., Consolid. C.A. No. 4581-VCP (the "Action"), including The DIRECTV Group, Inc. and Liberty Media Corporation, entered into a Stipulation and Agreement of Compromise, Settlement and Release (the "Stipulation").

        On October 19, 2009, the Delaware Chancery Court (the "Court") granted preliminary approval of the settlement of the Action. The Court also scheduled a hearing on November 25, 2009 for final approval of the settlement, at which time the Court will hear any objections to the settlement. The terms of the settlement and the procedure for filing a stockholder objection to the settlement are set forth in the Stipulation and the Notice of Settlement filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits

(d)
Exhibits.

99.1
Stipulation and Agreement of Compromise, Settlement and Release, dated October 16, 2009, by and among the parties to the action In re The DirecTV Group, Inc., Shareholder Litig., Consolid. C.A. No. 4581-VCP.

99.2
Notice of Pendency of Class Action, Proposed Settlement of Class Action, Settlement Hearing and Right to Appear in the action In re The DirecTV Group, Inc., Shareholder Litig., Consolid. C.A. No. 4581-VCP.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

        Nothing in this communication shall constitute a solicitation to buy or an offer to sell shares of Liberty Entertainment, Inc., DIRECTV, The DIRECTV Group, Inc. or any of the Liberty Media tracking stocks. The offer and sale of shares in the proposed business combination with Liberty Entertainment, Inc. will only be made pursuant to one or more effective registration statements. Investors and security holders are urged to carefully read the registration statements of Liberty Entertainment, Inc. and DIRECTV filed with the SEC, including the proxy statement/prospectuses contained therein, because they contain important information about these transactions. Investors and security holders are able to obtain free copies of the registration statements and the proxy statements/prospectuses and other documents filed with the SEC by Liberty Entertainment, Inc., DIRECTV, Liberty Media Corporation and The DIRECTV Group, Inc., as the case may be, through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statements/Prospectuses from Liberty Media Corporation by contacting Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone (720) 875-5408 or from The DIRECTV Group, Inc. by contacting The DIRECTV Group, Inc., 2230 E. Imperial Highway, El Segundo, CA 90245, Attn: Investor Relations, Telephone (310) 964-0808.

PARTICIPANTS IN A SOLICITATION

        The directors and executive officers of The DIRECTV Group, Inc. and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the transactions. Information regarding the directors and executive officers of each of The DIRECTV Group, Inc. and DIRECTV and other participants in the proxy solicitation and a description of their respective direct and indirect interests, by security holdings or otherwise are available in the proxy materials filed with the SEC.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC. (Registrant)
Date: October 20, 2009	By:
/s/ LARRY D. HUNTER
	Name:	Larry D. Hunter
	Title:	Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Stipulation and Agreement of Compromise, Settlement and Release, dated October 16, 2009, by and among the parties to the action In re The DirecTV Group, Inc., Shareholder Litig., Consolid. C.A. No. 4581-VCP.
99.2
Notice of Pendency of Class Action, Proposed Settlement of Class Action, Settlement Hearing and Right to Appear in the action In re The DirecTV Group, Inc., Shareholder Litig., Consolid. C.A. No. 4581-VCP.

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  Item 8.01 Other Events
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX